Exhibit 99.1
                                                                    ------------

[PARAGON LETTERHEAD]                                                        News


FOR:                  PARAGON TECHNOLOGIES, INC.

CONTACTS:             Len Yurkovic, President and CEO
                      610-252-3205
                      610-252-3102 (Fax)
                      www.ptgamex.com



                   PARAGON TECHNOLOGIES REPORTS FOURTH QUARTER
                              AND YEAR-END RESULTS

                                    - - - - -

EASTON, PA -- March 15, 2005 -- Paragon Technologies, Inc. (AMEX:PTG), a leading supplier of "smart" material handling solutions, including systems, technologies, products and services, today announced results for the fourth quarter and year ended December 31, 2004.

Fourth Quarter Results
----------------------
Sales for the fourth quarter of 2004 were approximately $11.3 million compared to sales of approximately $9.0 million in the fourth quarter of 2003. Net earnings for the fourth quarter of 2004 were $538,000 or $.13 basic earnings per share, compared to a net loss of $(255,000) or $(.06) basic loss per share in the fourth quarter of 2003. Excluding severance costs and interest expense of $52,000, the fourth quarter 2004 net earnings were $570,000 or $.13 basic earnings per share. Primarily excluding settlement and legal costs and severance charges, net of the restructuring credit, the Company posted net earnings of $197,000 or $.05 basic earnings per share in the fourth quarter of 2003. Earnings before interest expense, income taxes, depreciation and amortization expense ("EBITDA") for the fourth quarter of 2004 were approximately $768,000 compared to $(319,000) for the fourth quarter of 2003.

Contributing to the pre-tax loss for the fourth quarter of 2003 were severance charges of $293,000, net of a $94,000 restructuring credit, and settlement and legal costs of $355,000 associated with an action against the Company by a competitor relating to the Company's intellectual property.


                                   -- MORE --

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                    600 Kuebler Road o Easton, PA 18040-9295
                      Tel: 610-252-3205 o Fax: 610-252-3102
                                 www.ptgamex.com

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 PARAGON TECHNOLOGIES                                                    Page 2
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Full Year Results
-----------------
Sales for fiscal 2004 rose to $42.3 million compared to sales of $37.3 million for fiscal 2003. Net earnings for fiscal 2004 were $1,473,000 or $.34 basic earnings per share, compared to net earnings of $3,785,000 or $.89 basic earnings per share for fiscal 2003. Excluding severance costs and interest expense of $167,000, the Company's net earnings for 2004 were $1,584,000 or $.37 basic earnings per share. Excluding the gain on the sale of SI/BAKER, equity in income and royalty income from the Company's former SI/BAKER joint venture, the gain on the sale of the Easton, PA facility, settlement and legal costs, severance charges, net of restructuring credits, and interest expense, the Company's net earnings for 2003 were $998,000 or $.23 basic earnings per share. EBITDA for fiscal 2004 was $2.7 million compared to $7.4 million for fiscal 2003.

Contributing to pre-tax earnings for fiscal 2003 was income of $4,901,000 from the sale of the Company's ownership interest in the SI/BAKER joint venture for $5,600,000, equity in income of the SI/BAKER joint venture of $256,000, royalty income from the SI/BAKER joint venture of $226,000, income of $1,363,000 from the sale of the Company's Easton, Pennsylvania facility for $2,925,000 and leaseback of 25,000 square feet of office space, and restructuring credits of $264,000 pertaining to the final settlement of remaining pension obligations associated with the Company's terminated pension plan and the reversal of a previously established severance accrual that was no longer required. Partially offsetting the favorable impact of the aforementioned items were severance charges of $387,000, settlement and legal costs of $1,375,000 associated with an action against the Company by a competitor relating to the Company's intellectual property, and interest expense of $676,000.

During fiscal 2004, the Company received orders totaling approximately $42.9 million, and finished the year ended December 31, 2004 with a backlog of orders of approximately $11.2 million, versus a $10.5 million backlog of orders at the end of the fourth quarter of 2003.

The Company ended the year with a strong Balance Sheet. As of December 31, 2004, the current ratio remains strong at 2.00, while working capital approximates $6.9 million.

Len Yurkovic, Paragon's President and Chief Executive Officer, commented, "The results for fiscal 2004 are very gratifying. We are pleased with our strong balance sheet. We are also pleased with the increase in the level of orders at $42.9 million received during fiscal 2004 as compared to $40.9 million of orders received during fiscal 2003. We have made significant sales and marketing investments, which are resulting in strong quoting and closing activity in the targeted sectors of the large automated material handling marketplace."

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 PARAGON TECHNOLOGIES                                                    Page 3
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The Company will host a conference call to discuss these results on Tuesday,
March 15, 2005 at 11:00 a.m. ET. To participate in the call, please dial 800-862-9098 and ask for the Paragon Technologies teleconference. Simultaneous with the conference call, an audio webcast of the call will be available via a link on the Paragon website, www.ptgamex.com.


About Paragon Technologies

Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. Ermanco's branded conveyor technologies and material handling solutions address the needs of the distribution, assembly, and manufacturing marketplace. SI Systems' branded technologies and material handling solutions address unit assembly handling and order fulfillment applications. One of the top material handling systems suppliers worldwide, Paragon's leading clients have included the United States Postal Service, General Motors, IBM, BMG, DaimlerChrysler, Ford, Peterbilt, Harley-Davidson, Walgreens, and Clark Equipment.



                                      * * *





-------------------------------
Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations.

    This press release and prior releases are available at www.ptgamex.com.

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 PARAGON TECHNOLOGIES                                                    Page 4
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                           Paragon Technologies, Inc.
                           Consolidated Balance Sheets
                             Selected Financial Data
                    (In Thousands, Except Ratio Information)

----------------------------------------------------------------------------------------------------
                                                         December 31, 2004      December 31, 2003
----------------------------------------------------------------------------------------------------
Cash and cash equivalents...............................     $   3,602                 5,591
Trade receivables, net..................................     $   5,756                 5,277
Inventories.............................................     $   1,616                 1,191

Current assets..........................................     $  13,802                14,691
Current liabilities.....................................         6,908                 9,554
                                                                ------                ------
  Working capital.......................................     $   6,894                 5,137
                                                                ------                ------
Current ratio...........................................          2.00                  1.54
Total assets............................................     $  32,705                33,774
Total stockholders' equity..............................     $  23,308                22,061
----------------------------------------------------------------------------------------------------

                           Paragon Technologies, Inc.
                      Consolidated Statements of Operations
                             Selected Financial Data
                  (In Thousands, Except Per Share Information)

----------------------------------------------------------------------------------------------------
                                            Fourth Quarter Ended                  Year Ended
                                                December 31,                     December 31,
                                      --------------------------------------------------------------
                                           2004             2003             2004            2003
                                      --------------------------------------------------------------
Net sales............................    $ 11,287           9,006           42,255          37,295
                                           ======          ======           ======          ======
Pre-tax earnings (loss) (See Note 1).    $    649            (377)           2,216           6,209
Income tax expense (benefit).........         111            (122)             743           2,424
                                           ------          ------           ------          ------
Net earnings (loss)..................    $    538            (255)           1,473           3,785
                                           ======          ======           ======          ======
Basic earnings (loss) per share......    $    .13            (.06)             .34             .89
                                           ======          ======           ======          ======
Diluted earnings (loss) per share....    $    .12            (.06)             .34             .87
                                           ======          ======           ======          ======
----------------------------------------------------------------------------------------------------

                           Paragon Technologies, Inc.
                       Supplemental Financial Information
                    Reconciliation of Net Earnings to EBITDA
                                 (In Thousands)

----------------------------------------------------------------------------------------------------
                                            Fourth Quarter Ended                  Year Ended
                                                December 31,                     December 31,
                                      --------------------------------------------------------------
                                           2004             2003             2004            2003
                                      --------------------------------------------------------------
Net earnings (loss)...................   $    538            (255)           1,473           3,785
Add:   Income tax expense (benefit)...        111            (122)             743           2,424
                                           ------          ------           ------          ------
Earnings (loss) before income taxes...        649            (377)           2,216           6,209
Add:   Interest expense...............          4               1                4             676
Add:   Depreciation and amortization
         expense......................        115              57              441             472
                                           ------          ------           ------          ------
EBITDA                                   $    768            (319)           2,661           7,357
                                           ======          ======           ======          ======
----------------------------------------------------------------------------------------------------

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 PARAGON TECHNOLOGIES                                                    Page 5
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Note 1:  The following table depicts selected financial data that impacted net earnings for the periods indicated (dollars in thousands, except per share information):

------------------------------------------------------------------------------------------------------------
                                                    Fourth Quarter Ended                  Year Ended
                                                        December 31,                     December 31,
                                              --------------------------------------------------------------
                                                   2004             2003             2004            2003
                                              --------------------------------------------------------------

Pre-tax earnings (loss).....................     $    649            (377)          2,216           6,209

Selected financial data impacting
pre-tax earnings (loss):
Gain (loss) on sale of SI/BAKER joint
  venture...................................            -             (18)            -             4,901
Gain on the sale of Easton,
  PA facility...............................            -               -             -             1,363
Restructuring credit from settlement
  of pension obligations and reversal of
  previously established severance
  accrual...................................            -              94             -               264
Equity in income of joint venture...........            -               -             -               256
Royalty income from joint venture...........            -               -             -               226
Severance costs.............................          (48)           (387)           (163)           (387)
Interest expense............................           (4)             (1)             (4)           (676)
Settlement and legal costs associated
  with an action asserted against the
  Company by a competitor relating
  to the Company's intellectual
  property..................................            -            (355)              -          (1,375)
                                                   ------          ------          ------          ------
  Total of selected financial data
   impacting pre-tax earnings (loss)........          (52)           (667)           (167)          4,572
                                                   ------          ------          ------          ------
Pre-tax earnings adjusted
  for the impact of the selected
  financial data............................          701             290           2,383           1,637
Income tax expense..........................          131              93             799             639
                                                   ------          ------          ------          ------
Net earnings adjusted.......................     $    570             197           1,584             998
                                                   ======          ======          ======          ======
Basic earnings per share --
  adjusted..................................     $    .13             .05             .37             .23
                                                   ======          ======          ======          ======
Diluted earnings per share --
  adjusted..................................     $    .13             .04             .36             .23
                                                   ======          ======          ======          ======
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